UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)    September 7, 2005 (September 7, 2005)
                                     -------------------------------------

                       Innovative Card Technologies, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                      000-51260               14-1861651
------------------------------- ---------------------------- -------------------
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

       11601 Wilshire Boulevard, Suite 2160, Los Angeles CA          90025
-------------------------------------------------------------- -----------------
             (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (310) 312-0700
                                                        --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2005, Innovative Card Technologies, Inc. (the "Company") and the holders of warrants to purchase an aggregate 2,400,000 shares of common stock agreed to amend such warrants for the purpose of adding provisions that limit a holder's right to exercise any portion of the warrant to the extent that such holder, together with its respective affiliates, would beneficially own in excess of 9.9% of the total number of shares outstanding of the Company's common stock outstanding immediately after giving effect to such issuance; extend the expiration dates for any period of time (the "Expiration Date Extensions") during which (a) the holder would be deemed to hold more than 9.9% and (b) the registration statement is no longer effective; and extend the term of the warrants to seven (7) years, except that the warrants will expire 28 months from the original issue date of May 5, 2004 as long as the common stock underlying the Warrant Shares is covered by an effective registration statement during those 28 months and no Expiration Date Extensions have been triggered during those 28 months.

The holders of these warrants are as follows: Diana Derycz-Kessler (warrant to purchase 375,000 shares), Paul Kessler (warrant to purchase 375,000 shares), Steve Emerson (warrant to purchase 200,000 shares), Tyler Runnels (warrant to purchase 50,000 shares), Elmsmere Group Ltd. (warrant to purchase 700,000 shares) and Freemount Trading Ltd. (warrant to purchase 700,000 shares). A copy of the Amended and Restated Warrant is included as Exhibit 10.1 to this report and incorporated herein by reference.

As of the date of this current report, Diana Derycz-Kessler and Paul Kessler are stockholders of the Company. Paul Kessler is the natural person with voting and investment control over shares held by Bristol Investment Fund Ltd., one of our stockholders. In addition, Bristol Investment Fund, Ltd. loaned us $167,000 on March 30, 2005 pursuant to the terms of a secured demand promissory note, of which the entire amount is outstanding at this time. David Mun-Gavin, also one of our stockholders, is the natural person with voting and investment control over the warrants held by Freemount Trading Ltd. and Elmsmere Group Ltd. Other than in respect of the transaction and the relationships described above, there are no material relationships between the Company or its affiliates and the warrant holders.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit No.       Description
         -----------       -----------
         Ex. 10.1 -         Amended and Restated Form of Common Stock Warrant


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Innovative Card Technologies, Inc.
                                          --------------------------------------
                                                          (Registrant)

Date       September 7, 2005
           -----------------
                                     By:  /s/ Bennet Lientz, Jr.
                                          --------------------------------------
                                    Name  Bennet Lientz, Jr.
                                          --------------------------------------
                                  Title:  Chief Financial Officer
                                          --------------------------------------


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
Ex. 10.1 -        Amended and Restated Form of Common Stock Warrant